CONSOLIDATED STATEMENTS OF NET LOSS AND COMPREHENSIVE LOSS - CAD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
EXPENDITURES
General and administration	$ 4,692	$ 5,910
Exploration and evaluation	764	1,758
Investor relations and marketing communications	1,634	3,284
Corporate development and due diligence	505	340
Write-down of mineral properties (Note 6)	4,181	0
Loss from operational activities	(11,776)	(11,292)
OTHER ITEMS
Foreign exchange loss	(5)	(147)
Other expenses	(54)	(89)
Interest and other income	190	344
Net loss for the year	(11,645)	(11,184)
Items that will not be reclassified to net (loss) or income:
Marketable securities fair value loss	(1,680)	(3,399)
Items that may be reclassified to net (loss) or income:
Currency translation adjustment	431	(280)
Other comprehensive loss	(1,249)	(3,679)
Total comprehensive loss for the year	$ (12,894)	$ (14,863)
Basic and diluted loss per share	$ (0.02)	$ (0.02)
Weighted average number of shares outstanding - Basic and Diluted	557,470,696	547,635,558